SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report – April 27, 2004

STERLING FINANCIAL CORPORATION

(Exact name of registrant as specified in its charter)

Pennsylvania	0-16276	23-2449551

State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

101 North Pointe Boulevard Lancaster, Pennsylvania		17601-4133

(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number including area code: (717) 581-6030

N/A

(Former name or former address, if changed since last report)

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

(a) Not Applicable.

(b) Not Applicable.

(c) Exhibits:

     99.1 The Slide Presentation (as described below)

ITEM 9. REGULATION FD. DISCLOSURE.

On April 27, 2004, Sterling Financial Corporation conducted a presentation at its 2004 Annual Shareholder Meeting. The slide presentation reviewed by the corporation at the meeting is attached as Exhibit 99.1 to this report and is incorporated herein by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STERLING FINANCIAL CORPORATION (Registrant)

Dated: April 27, 2004	/s/ J. Roger Moyer, Jr. J. Roger Moyer, Jr. President and Chief Executive Officer

Index to Exhibits Found on Page 3

EXHIBIT INDEX

Page Number in Manually
Exhibit		Signed Original
99.1	The Slide Presentation	4-62